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                                                                     EXHIBIT 3.4

        3.4     SUBSCRIPTION AGREEMENT, REGULATION D, RULE 504

                             SUBSCRIPTION AGREEMENT

HyperBaric Systems
1127 Harker Avenue
Palo Alto, CA 94301

Gentlemen:

        1. SUBSCRIPTION. The undersigned hereby applies to subscribe to __________ Shares of the Common Stock of HyperBaric Systems, a California corporation (the "Corporation"), no par value (the "Shares'), in consideration for Twenty Five Cents ($.25) per Share. Enclosed with this Application is a check payable to "HyperBaric Systems" as tender of the total purchase price of the Shares subscribed for in the total sum of ___________________ Dollars ($ ___________), in accordance with the terms and conditions of the Offering Memorandum dated August 15, 1998 (the "Memorandum").

        THE UNDERSIGNED ACKNOWLEDGES THAT THE SHARES BEING SUBSCRIBED FOR HEREUNDER ARE OFFERED SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE MEMORANDUM, A COPY OF WHICH THE UNDERSIGNED HAS BEEN FURNISHED. THE UNDERSIGNED ALSO ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT IS SUBJECT TO THE UNCONDITIONAL RIGHT OF THE CORPORATION TO ACCEPT OR REJECT THE SAME IN WHOLE OR IN PART.

        2. REPRESENTATIONS BY UNDERSIGNED. The undersigned represents and warrants as follows:

                A. The undersigned has received and read the Memorandum, relating to the Offering of the Shares, and has relied only on the information contained therein;

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                                    (initial)

               B. The undersigned is purchasing Shares in the Corporation without being furnished any Offering literature or prospectus other than the Memorandum and the undersigned understands that this transaction and the Memorandum may not have been scrutinized by the Securities and Exchange Commission or the securities authorities of any state.

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                                    (initial)



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                C.      The undersigned (and the undersigned's purchaser
        representative(s), if any), has (have) such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment; and the undersigned is aware that this investment represents A SUBSTANTIAL RISK OF LOSS. The undersigned represents and warrants that: (1) the undersigned has adequate means of providing for the undersigned's current needs and possible personal contingencies, (2) the undersigned has no need for liquidity with respect to this investment, (3) the undersigned has no reason to anticipate any change in the undersigned's personal circumstances, financial or otherwise, which may cause or require any sale or distribution of the undersigned's Shares, and (4) the undersigned is able to bear the economic risk of ties investment -- specifically, the undersigned is able to bear the COMPLETE LOSS OF THIS INVESTMENT (i.e., the full purchase price of the undersigned's Shares and any additional capital contributions.)

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                                    (initial)

                D. The undersigned (and the undersigned's purchaser representative(s), if any) has (have) been given: (1) a copy of the Memorandum, (2) any additional information requested, and (3) the opportunity to communicate directly with the Officers and Directors of the Corporation, in order to verify the accuracy of, or amplify upon, the information in the Memorandum.

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                                    (initial)

                E. The undersigned is aware that the Shares are not being registered under the Securities Act of 1933 (the "1933 Act"). The undersigned understands that the Shares are being offered and sold in reliance on the exemption from registration provided by Sections 3(b) of the 1933 Act and Regulation D, Rule 504 promulgated thereunder. The undersigned represents and warrants that: (1) the Shares are being acquired solely for the undersigned's own account, for investment purposes only, and are not being purchased with a view to or in connection with, any resale, distribution, subdivision or fractionalization thereof, and (2) the undersigned has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any of the Shares' or which would guarantee to the undersigned any profit, or protect the undersigned against any loss with respect to the Securities, and the undersigned has no plans to enter into any such agreement or arrangement. The undersigned understands that the undersigned may be required to bear the economic risk of this investment for an indefinite period of time because there is currently no trading market for the Shares and the Shares cannot be resold or otherwise transferred unless applicable state securities laws are complied with (which the Corporation is not obligated to do) or exemptions therefrom are available.

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                                    (initial)


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                F.      The undersigned understands that the Shares cannot be
        sold or assigned without the registration and/or qualification under any applicable state securities laws or exemptions from such laws.

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                                    (initial)

                G. The undersigned understands that the Corporation has no obligation to register the Shares under the 1933 Act or to register or qualify the Shares for sale under any state securities laws, or to take any other action, through the establishment of exemption(s) or otherwise, to permit the transfer thereof.

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                                    (initial)

                H. As a condition of the right to subscribe for the capital stock referred to herein, the undersigned acknowledges that the Shares are offered solely by the Memorandum dated August 15, 1998 and on the terms and conditions described therein. IF ANY REPRESENTATIONS HAVE BEEN MADE OTHER THAN THOSE MADE IN THE MEMORANDUM, SUCH REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE CORPORATION.

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                                    (initial)

                I. All information which the undersigned has provided to the Corporation concerning himself or herself is correct and complete as of the date set forth at the end hereof

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                                    (initial)

                J.      I will hold title to my Shares as follows:

        ______Community Property            _____Tenants in Common

        ______Joint Tenants, with           _____Separate Property
              Right of Survivorship

        ______Other (Corporation, Single Person, Trust, etc. Please indicate.)



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DATED:            , 1998
      ------------                      ----------------------------------------
                                        Name of Entity, if any

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Signature (Individual)                  *Signature with Title

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Signature (all record holders should sign)

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Name(s) Typed or Printed                Name Typed or Printed

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Address to Which Correspondence         Address to Which Correspondence
should be Directed                      should be Directed

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City, State and Zip Code                City, State and Zip Code

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Tax Identification or                   Tax Identification or Social
Social Security Number                  Security Number

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Telephone Number                        Telephone Number

If the Securities are being subscribed for by an entity, the Certificate of Signatory which follows must also be completed.

WHEN COMPLETED AND SIGNED THIS SUBSCRIPTION AGREEMENT AND THE SUBSCRIBER'S CHECK (PAYABLE TO - HYPERBARIC SYSTEMS") WILL BE DELIVERED TO HARRY MASUDA, TREASURER OF THE COMPANY, AT 1127 HARKER AVENUE, PALO ALTO, CA 94301.



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                            CERTIFICATE OF SIGNATORY

      (TO BE COMPLETED IF SECURITIES ARE BEING SUBSCRIBED FOR BY AN ENTITY)

        I, __________________________am the ___________________________________
        of _____________________________________(the "Entity").

        I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes A legal and binding obligation of the Entity.

        IN WITNESS WHEREOF, I have set my hand this _________ day of ___________ 1998.


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Signature